                                                                    Exhibit 4.17

                           BANK OF AMERICA CORPORATION

                            (FORM OF FACE OF RECEIPT)

NEITHER THE DEPOSITARY SHARES NOR THE SHARES (EACH AS DEFINED BELOW) ARE DEPOSITS OF BANK OF AMERICA CORPORATION OR ANY BANKING SUBSIDIARY THEREOF AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

[TEMPORARY RECEIPT - Exchangeable for Definitive Receipt When Ready for
Delivery]

      NUMBER _____                                             DEPOSITARY SHARES

          CERTIFICATE FOR (NOT MORE THAN) __________ DEPOSITARY SHARES

TDR- ____                                                     [CUSIP __________]

                    DEPOSITARY RECEIPT FOR DEPOSITARY SHARES,
                   REPRESENTING PREFERRED STOCK, SERIES ___ OF
                           BANK OF AMERICA CORPORATION
                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

_____________________, as Depositary (the "Depositary"), hereby certifies that
______________ is the registered owner of ____________ DEPOSITARY SHARES ("Depository Shares"), each Depositary Share representing [specify fraction] of one share of Preferred Stock, Series ___, par value _______ (the "Shares"), of Bank of America Corporation, a Delaware corporation (the "Corporation"), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of ___________, 20___ (the "Deposit Agreement"), between the Corporation and the Depositary. By accepting this Depositary Receipt the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. [The Shares and Depositary Shares are redeemable on and after ______________, 20___, at the option of the Corporation.] This Depositary Receipt shall not be valid or obligatory for any purpose or entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual signature of a duly authorized officer or, if executed in facsimile by the Depositary, countersigned by a Registrar in respect of the Depositary Receipts by the manual signature of a duly authorized officer thereof.

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Dated:                                      Countersigned:


______________________        _____________________     ________________________

Depositary                    Registrar                 Transfer Agent

By:___________________        By:__________________     [By:___________________]


Authorized Officer            Authorized Officer        Authorized Officer

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                          [FORM OF REVERSE OF RECEIPT]
                           BANK OF AMERICA CORPORATION
       BANK OF AMERICA CORPORATION WILL, UPON REQUEST, FURNISH ANY HOLDER OF A RECEIPT WITHOUT CHARGE A COPY OF THE DEPOSIT AGREEMENT AND A COPY OF THE PORTIONS OF THE CERTIFICATE OF DESIGNATION OR RESOLUTIONS CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. [ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS RECEIPT.]

       KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

       The following abbreviations, when used in the inscription on the face of this Receipt, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common                UNIF GIFT MIN ACT -- ___________ Custodian
                                                                       (Cust)       (Min)

TEN ENT -- as tenants by the entireties        Under Uniform Gifts to Minors Act _________
                                                                                  (State)

JT TEN -- as joint tenants with right of survivorship and not as tenants in common

       Additional abbreviations may also be used though not in the above list.

       For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:
________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address; including postal zip code of Assignee)

__________________________Depositary Shares represented by the within receipt, and do hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Depositary Shares on the books of the within-named Depositary with full power of substitution in the premises.

Dated: ____________________        _____________________________________________
                                   NOTICE: The signature to this assignment
Signature Guaranteed:              must correspond with the name as written
                                   upon the face of this Receipt in every
___________________________        particular, without alteration or enlargement
___________________________        or any change whatever

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